WARREN RESOURCES, INC.

                   2000 EQUITY INCENTIVE PLAN FOR EMPLOYEES OF
                        PETROLEUM DEVELOPMENT CORPORATION



Section 1.        Purpose

     The purpose of this 2000 Equity Incentive Plan (this "Plan") of Warren Resources, Inc., a New York corporation (the "Parent") is to advance the interests of the Parent's stockholders by enhancing the ability of the Parent's subsidiary, Petroleum Development Corporation, a New Mexico Corporation (the "Company"), to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Parent's stockholders. Except where the context otherwise requires, the term "Company" shall include any present or future subsidiary corporations of Petroleum Development Corporation which are also subsidiary corporations of Warren Resources, Inc. as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code").

Section 2.        Definitions

     As used herein, the following terms have the indicated meanings:

     "Affiliate" means any business entity in which the Company owns directly or indirectly more than fifty percent (50%) of the total combined voting power or has a significant financial interest as determined by the Committee.

     "Agreement" means the written agreement or grant between the Parent and a Participant evidencing an Award and is more specifically described in Section 11(a).

     "Award(s)" means any Option or Restricted Stock awarded under the Plan.

     "Board" means the Board of Directors of the Parent.

     "Cause" shall mean, unless otherwise provided in any written agreement between the Company and a Participant, (i) the willful and continued failure by the Participant substantially to perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness); (ii) the willful engaging by the Participant in misconduct that is materially injurious to the Company; (iii) the commission by the Participant of a felony; (iv) the commission by the Participant of a crime against the Company which is materially injurious to the Company; or (v) the commission by the Participant of any crime that involves moral turpitude. For purposes of this definition, no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his or her action or



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omission was in the best interest of the Company or its  Affiliate,  as the case may be. Determination of Cause shall be made by the Committee in its sole discretion.

     "Change in Control Event" means a merger or consolidation of the Parent or the Company with or into another unrelated corporation, or the sale of substantially all of the assets of equity of the Parent or the Company to a third party.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" means a committee of not less than two (2) directors appointed by the Board to administer the Plan, or, alternatively, if the Board so determines (or if no Committee has been created), the whole Board.

     "Common Stock" means the common stock, par value $.001 per share, of the Parent.

     "Company"   means   Petroleum   Development   Corporation,   a  New  Mexico
corporation, a wholly owned subsidiary of Warren Resources, a New York corporation.

     "Consultant" means a consultant who (i) is a natural person, (ii) provides bona fide service to the Company or an Affiliate, and (iii) whose services are not in connection with the offer or sale of securities in a capital-raising transaction and who does not directly or indirectly promote or maintain a market for the Company's securities; provided, however, that if the provisions of Rule 701(c)(1) under the Securities Act are amended or a successor to such Rule 701(c)(1) is adopted, "Consultant" shall have a meaning consistent with such amended or successor provision effective as of the effective date of such amendment or successor provision.

     "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

     "Fair Market Value" means, with respect to Stock or any other property, the fair market value of such property as determined in accordance with Section 13 of this Plan.

     "Incentive Stock Option" means an option to purchase shares of Stock awarded to a Participant under Section 6 that is intended to meet the requirements of Section 422 of the Code or any successor provision.

     "Non-Qualified Stock Option" means an option to purchase shares of Stock awarded to a Participant under Section 6 that is not intended to be an Incentive Stock Option.

     "Option(s)"  means in  Incentive  Stock  Option  or a  Non-Qualified  Stock
Option.



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     "Parent  Corporation" or "Parent" shall mean Warren Resources,  Inc., a New
York Corporation, parent corporation of Petroleum Development Corporation, a New Mexico corporation, and shall also have the meaning specified in Section 424(e) of the Code.

     "Participant" means a person selected by the Committee to receive an Award under the Plan.

     "Permanent Disability" has the meaning specified in Section 22(e)(3) of the Code.

     "Plan" means this 2000 Equity Incentive Plan.

     "Restricted Period" means the period of time selected by the Committee during which an award of Restricted Stock may be forfeited to the Parent.

     "Restricted Stock" means the Securities of 1933, as amended from time to time, or any successor statute.

     "Subsidiary  Corporation"  or  "Subsidiary"  has the meaning  specified  in
Section 424(f) of the Code.

     "Ten Percent Stockholder" means an individual who owns (within the meaning of Section 424(d) of the Code) capital stock possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or any Parent Corporation or Subsidiary Corporation at the time an Incentive Stock Option is granted under this Plan.

     "Treasury  Regulations"  means  the  permanent,   temporary,  proposed,  or
proposed and temporary regulations of the Department of Treasury under the Code, as lawfully amended from time to time.

Section 3.        Eligibility

     All employees and, in the case of Awards other than Incentive Stock Options, directors and Consultants of the Company or any Affiliate capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan.

Section 4.        Stock Subject to Plan

     (a) After the initial  adoption of the Plan and subject to adjustment under
Section 12, the maximum aggregate number of shares of the Parent's Common Stock that may be issued under this Plan shall be 1,975,000 shares.

     (b) The shares to be issued under this Plan may be available, at the discretion of the Board, from: (i) authorized but unissued shares; (ii) shares previously reserved for issuance upon exercise of Options which have expired or been terminated or issued upon Awards which terminated unexercised or were forfeited as provided below; or (iii) treasury shares and shares reacquired by the Parent.


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     (c) If any Award in  respect of shares of Stock  expires  or is  terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, including without limitation the surrender of shares of Stock in payment for or exercise of the Award or any tax obligation thereon, the shares subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or surrender, shall again be available for award under the Plan, subject, in the case of Incentive Stock Options, to any limitation required under the Code.

     (d) Stock issued through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Awards under the Plan.

Section 5.        Administration of the Plan

     (a) The Plan shall be administered by the Committee. Except where the full Board serves as the Committee, the Committee shall serve at the pleasure of the Board, which may from time to time appoint additional members of the Committee, remove members and appoint new members in substitution for those previously appointed, and fill vacancies however caused. A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee, except that where grants are being made to one or more members of the Committee, a member who is the subject of a grant being presented to that meeting shall count toward the quorum but may not vote on any grant at that meeting, and a majority of the members eligible to vote shall be sufficient for any action. The Committee may act by unanimous written consent in lieu of a meeting.

     (b) Subject to the express provisions of this Plan and provided that all actions taken shall be consistent with the purposes of this Plan, the Committee shall have full and complete authority and the sole discretion to: (i) determine those persons eligible under Section 3; (ii) select those persons to whom Awards shall be granted under the Plan; (iii) determine the time or times when Awards shall be granted; (iv) establish the terms and conditions upon which Options may be exercised or Awards vested, including exercise in conjunction with other awards made or compensation paid; (v) alter any restrictions or conditions upon any Awards, and (vi) adopt rules and regulations, establish, define and/or interpret any other terms and conditions, and make all other determinations (which may be on a case-by-case basis) deemed necessary or desirable for the administration of this Plan.

     (c) Each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of award or at any time thereafter.

     (d) In making its determinations hereunder, the Committee shall take into account the nature of the services rendered or to be rendered by the Participant, their present and potential contributions to the success of the Company, and such other factors as the Committee, in its discretion, shall deem relevant in order to accomplish the purposes of the Plan.



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Section 6         Stock Options

     (a) General. Subject to the provisions of this Plan, the Committee may award Incentive Stock Options and Non-Qualified Stock Options and determine the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. Any Option granted under this Plan shall be upon such terms and conditions not inconsistent with this Plan as the Committee may determine. At the time of grant of any Option, the Committee shall specify whether the Option is intended to be an Incentive Stock Option but otherwise qualifies to be such, the Agreement will include a specific statement that it is not intended to qualify as an Incentive Stock Option. In no event shall the Committee make Awards during any consecutive twelve (12) month period such that the amount of such Awards exceeds the amounts specified in Rule 701(d) of the Securities Act, as the same may be amended, or any successor regulation.

     (b) Price. The price at which any shares of Stock may be purchased upon the exercise of an Option shall be determined by the Committee and shall be set forth in the related Agreement but may not be less than (i) in all cases, the minimum legal consideration required under the laws of the jurisdiction in which the Parent is the organized, (ii) in the case of Incentive Stock Options, the Fair Market Value of the Stock on the date of grant of the Option (or, in the case of Ten Percent Stockholders, 110% of the Fair Market Value on such date) and (iii) in the case of Non-Qualified Stock Options, such minimum amount as the Board may establish from time to time.

     (c) Period of Option. Each Option granted under this Plan shall continue in effect for such period as the Committee shall determine; provided, that any Incentive Stock Option must be granted within ten (10) years from the date of establishment of this Plan or the date the Plan is approved by stockholders, whichever is earlier, and must have a term of not more than five (5) years from the date of grant.

     (d) Vesting of Right to Exercise. Unless the applicable Agreement provides otherwise, an Option shall become cumulatively exercisable as to 25% of the Stock covered thereby on the first anniversary of the date of grant, an additional 50% of the Stock covered thereby on the second anniversary of the date of grant and an additional 25% on the third anniversary. Notwithstanding anything to the contrary contained herein or in any Agreement, if a Change in Control Event occurs, then each outstanding Option shall be assumed, or an equivalent option substituted, by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation or a parent or subsidiary of the successor corporation does not agree to assume the Options or to substitute equivalent options, the Board may, in lieu of such assumption or substitution, provide for Participants to have the right to exercise their Options as to all or a portion of the Awards, including any unvested portion of such Award, but in no event less than the portion of the Awards that were vested as of the effective date of the Change in Control Event, including that portion of the Award that was vested pursuant to this Section 6(d). If a Change in Control Event occurs and the Board makes the Options exercisable in lieu of assumption or substitution, the Board shall notify the Participants that their Options shall be exercisable for a period of not less than fifteen (15) days from the date of such notice, and the Options will terminate upon the expiration of such period. For the purposes of this subsection, the Options shall be considered assumed if, immediately following the Change in Control Event, the Options confer the right to purchase, for each



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share of Stock subject to the Option  immediately prior to the Change in Control
Event, the consideration (whether stock, cash or other securities or property) received in the merger, consolidation or sale of assets or equity by holders of Stock for each share held on the effective date of the transaction. If the holders of the Stock were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock shall be the consideration received in the merger, consolidation or sale of assets or equity was not solely Stock of the successor corporation or its parent or subsidiary, the Board may, with the consent of the successor corporation or its parent or subsidiary, provide for the consideration to be received upon the exercise of the successor corporation or its parent or subsidiary equal in Fair Market Value to the per share consideration received by holders of Stock in the merger, consolidation or sale of assets or equity.

     (e) Additional Provisions for ISOs. In the case of Incentive Stock Options, the following additional conditions shall apply:

          (i) Incentive Stock Options shall be granted only to employees of the Company;

          (ii) No Incentive Stock Option shall be exercisable beyond three (3) months after the date upon which the Option holder ceases to be an employee of the Company or a Parent Corporation or Subsidiary Corporation, except that the Committee may provide in the Incentive Stock Option that in the event of termination of employment by reason of death or Permanent Disability of the holder, the Option may be exercised by the holder or his estate for a period of up to one (1) year after termination of employment;

          (iii) Each Incentive Stock Option shall, by its terms, be transferable by the optionee only by will or the laws of the descent and distribution, and shall be exercisable only by such employee during his lifetime;

          (iv) The terms and conditions of Incentive Stock Options shall be subject to and comply with Section 422 of the Code, or any successor provision, and any regulations thereunder; and

          (v) To the extent that the aggregate Fair Market Value of Stock of the Parent with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under this Plan and any other option plan of the Company (or any Affiliate) shall exceed $100,000, such Options shall be treated as Non-Qualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.



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     (f) Notification Upon Disqualifying Disposition Under Section 421(b) of the
Code. Each Participant shall notify the Parent of any disposition of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

Section 7.        Exercise of Options; Payment

     (a) Options may be exercised in whole or in part at such time and in such manner as the Committee may determine and as shall be prescribed in the applicable Agreement. Notwithstanding anything to the contrary, no Option shall be exercisable until the date on which such Option vests.

     (b) The purchase price of shares of Stock upon exercise of an Option shall be paid by certified or cashier's check, or in any other (or a combination) of the following forms as the Committee may permit in its sole discretion, by the Option holder in full upon exercise: (i) property valued at Fair Market Value;
(ii) delivery of a promissory note on such terms as determined by the Committee;
(ii) delivery of shares of Stock (valued at Fair Market Value as of the last business day prior to the date of purchase of the Stock subject to the Option); or (iv) such other means as the Committee may permit.

     (c) After such time as the Stock is publicly traded and with the consent of the Committee, payment of the exercise price may also be made by delivery of a properly executed exercise notice to the Parent, together with a copy of irrevocable instructions to a broker to deliver promptly to the Parent the amount of sale or loan proceeds to pay the exercise price. To facilitate such arrangements, the Parent may enter into agreements for coordinating procedures with one or more securities brokerage firms. The date of delivery of such exercise notices shall be deemed the date of exercise.

     (d) The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable, including making the Stock issued upon exercise subject to restrictions on vesting or transferability, or to risk of forfeiture, upon the happening of such events as the Committee may determine, any of which may be accelerated or waived in the Committee's sole discretion.

     (e) No shares of Stock shall be issued upon exercise of any Option until full payment in the form approved by the Committee has been made and all other legal requirements applicable to the issuance or transfer of such shares and such other requirements as are consistent with the Plan have been complied with to the satisfaction of the Committee.

Section 8.        Restricted Stock

     (a) In addition to Incentive Stock Options and Non-qualified Stock Options, and subject to the provisions of the Plan, the Committee may award shares of Restricted Stock and impose such restrictions or conditions on the vesting of such Restricted Stock as it, in its sole discretion, deems appropriate, including the attainment of performance goals. Shares of Restricted Stock may be issued for no cash consideration or such minimum consideration as may be required by applicable law.



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     (b)  Shares of  Restricted  Stock may not be sold,  assigned,  transferred, pledged or otherwise encumbered, except as permitted by this Plan, during the Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Committee, shall be deposited by the Participant, together with a stock power endorsed in blank, with the Parent. At the expiration of the Restricted Period, the Parent shall deliver such certificates to the Participant or, if the Participant has died, to the Participant's Designated Beneficiary. In addition, all certificates representing Restricted Stock shall bear a legend as deemed appropriate by the Committee after consultation with legal counsel.

Section 9.        Termination from the Company

     (a) Options.

     Unless the applicable Agreement provides otherwise, upon a Participant's termination from the Company and/or any Affiliate, the following shall occur with respect to the Options:

          (i) if Participant's employment is terminated for any reason other than Cause, Permanent Disability or death, then (1) to the extent such Options are vested at the time of such termination, they shall remain vested and become exercisable in accordance with the terms hereof and remain exercisable until the later of (i) the date that is ninety (90) days after the date on which such Options first became exercisable, or (ii) the date that is ninety (90) days after the date on which employment was terminated, on which date they shall expire and (2) to the extent such Options were not vested at the time of termination, they shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term; and

          (ii) if Participant's employment is terminated by reason of Participant's Permanent Disability or death, then (1) to the extent such Options are vested at the time of such termination, they shall remain vested and become exercisable in accordance with the terms hereof and remain exercisable until the later of (i) the first anniversary of the date on which such Options first became exercisable, or (ii) the first anniversary of the date on which employment was terminated, on which date they shall expire and (2) to the extent such Options were not vested at the time of such termination, they shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term; and

          (iii)  if  Participant's  employment  is  terminated  for  Cause,  all
     outstanding   Options  granted  to  Participant  shall  expire  as  of  the commencement of business on the date of such termination.



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     (b) Restricted Stock. Subject to such other provisions as the Committee may set forth in the applicable Agreement, and to the Committee's amendment authority under this Plan, the following shall occur:

          (i) upon the termination of the Participant for any reason other than Cause, any and all Restricted Stock to which restrictions on transferability shall apply shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Parent; provided that if the Committee, in its sole discretion, shall within thirty (30) days of such termination notify the Participant in writing of its decision not to terminate the Participant's rights in such shares of Restricted Stock then the Participant shall continue to be the owner of such shares of Restricted Stock subject to the such continuing restrictions as the Committee may prescribe in such notice. In the event of a forfeiture of Restricted Stock pursuant to this section, the Parent shall repay the Participant (or the Participant's estate) any amount paid by the
     Participant for such shares of Restricted Stock. In the event that the Parent requires the return of Restricted Stock, it shall also have the right to require the return of all dividends or distributions paid on such Restricted Stock, whether by termination or any escrow arrangement under which such dividends or distributions are held or otherwise.

          (ii) upon the termination of the Participant for Cause, all shares of Restricted Stock granted to such Participant whether or not vested as of the date of such termination shall immediately be returned to the Parent, along with any dividends or distributions paid of such Restricted Stock, and the Parent shall return to the Participant any amount paid by the Participant for such shares of Restricted Stock.

Section 10.       Transferability

     (a) Upon the death of a Participant, outstanding Options granted to such Participant may be exercised only by the executor or administrator of the Participant's estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will of the laws of descent and distribution shall be effective to bind the Parent unless the Committee shall have been furnished with (i) written notice thereof and with a copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and (ii) an agreement by the transferee to comply with all terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by any acknowledgments made by the Participant in connection with the grant of the Award.

     (b) During a Participant's lifetime, the Committee may permit the transfer, assignment or other encumbrance of an outstanding Option unless (i) such Option is an Incentive Stock Option and the Committee and the Participant intend that it shall retain such status or (ii) such Option is meant to qualify for the exemptions available under Rule 16b-3 of the Exchange Act, Rule 16b-3 shall require nontransferability, and the Committee and the Participant intend that it shall continue to so qualify. Subject to conditions that the Committee may



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prescribe in their discretion,  a Participant may, upon providing written notice to the Secretary of the Parent, elect to transfer any or all Options granted to such Participant pursuant to this Plan to members of his or her "Family Member" as such term is defined in Rule 701(c)(3) of the Securities Act; provided, however, that no such transfer by any Participant may be made in exchange for consideration.

Section 11.       General Provisions Applicable to Awards

     (a) Documentation. Each Award under this Plan shall be evidenced by an Agreement specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of this Plan as the Committee considers necessary or advisable to achieve the purposes of this Plan or comply with applicable laws and accounting principles.

     (b) Date of Award. The date of any Award hereunder shall be the date upon which such Award is voted by the Committee (or approved by the full Board if such approval is legally required), unless the vote expressly provides otherwise.

     (c) Settlement. The Committee shall determine whether Awards are settled in whole or in part in cash, Stock, other securities of the Parent, Awards or other property. The Committee may permit a Participant to defer all or any portion of a payment under this Plan, including the crediting of interest on deferred amounts denominated in cash and dividend equivalents on amounts denominated in Stock.

     (d) Dividends and Cash Awards. In the discretion of the Board, any Award may provide the Participant with (i) dividends or dividend equivalents payable currently or deferred with or without interest and (ii) cash payments in lieu of or in addition to an Award.

     (e) Withholding. The Participant shall pay to the Parent, or make provision satisfactory to the Committee for payment of, any taxes required by the law to be withheld in respect of Awards no later than the date of the event with respect to which the exercise or lapse of restrictions has resulted in the tax liability. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Stock, including shares retained from the Award creating the tax obligations, valued at their Fair Market Value as of the last business day before the date of exercise or lapse of restrictions. The Parent and its Affiliates may, to the extent permitted by law, deduct any such tax required to be withheld from any payment of any kind otherwise due to the Participant.

     (f) Foreign Nationals. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in this Plan as the Committee considers necessary or advisable to achieve the purposes of this Plan or to comply with applicable laws.

     (g) Amendment of Award. The Committee may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise, or converting of an Incentive Stock Option to a Non-Qualified Stock Option; provided, that the Participant's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.


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



     (h) Loans. The Parent may make loans to Participants to permit them to exercise Options. If any such loans are made, the requirements of applicable Federal and State law regarding such loans shall be met.

     (i) Notification of Election under Section 83(b) of the Code. If any Participant shall, in connection with the acquisition of Restricted Stock under the Plan, make an election permitted under Section 83(b) of the Code, such Participant shall notify the Parent of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and a notification required pursuant to regulation issued under the authority of Section 83(b) of the Code.

Section 12.       Adjustments

     Upon the occurrence of any of the following events, a Participant's rights with respect to Awards granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the applicable Agreement.

     (a) Stock Dividends, Stock Splits and Stock Combinations. If the shares of Stock shall be subdivided or combined into a greater or smaller number of shares or if the Parent shall issue any shares of stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased, and appropriate adjustments shall be made in the exercise price per share to reflect such subdivision, combination or stock dividend.

     (b) Consolidation or Mergers. If the Parent or the Company are (i) consolidated with or acquired by another entity in a merger or (ii) involved in the sale of all or substantially all of the Parent's or the Company's assets
(either of clause (i) or (ii) being an "Acquisition"), the Committee or the Board of any entity assuming the obligations of the Parent or the Company hereunder shall, as to outstanding Awards, do any one or more of the following:

          (i) making appropriate provision for the continuation of such Awards by substituting on an equitable basis for the Common Stock then subject to such Awards the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or

          (ii) upon written notice to the Participant, provide that all Awards must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Awards (whether or not exercisable) shall terminate; or

          (iii) terminate all Awards in exchange for a cash payment equal to the economic value of the Award (to the extent then exercisable) with the understanding that the economic value of all unexercisable Awards being nil, unless the Committee determines otherwise in its sole discretion.

     (c) Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Parent or the Company (other than an Acquisition)



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pursuant to which securities of the Parent or of another  corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option shall be entitled to receive what he or she would have received if he or she had exercised prior to such recapitalization or reorganization.

     (d) Modification of Incentive Stock Options. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs (a), (b) or (c) with respect to Incentive Stock Options shall be made only after the Committee, after consulting with counsel for the Parent, determines whether such adjustments would constitute a "modification" of such Incentive Stock Options (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such Incentive Stock Options. If the Committee determines that such adjustments made with respect to Incentive Stock Options would constitute a modification of such Incentive Stock Options or would cause adverse consequences to the holders, it may refrain from making such adjustments.

     (e) Dissolution or Liquidation. Unless otherwise agreed by the Committee in an Agreement with the Participant, in the event of the proposed dissolution or liquidation of the Parent or the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

     (f) Issuances of Securities. Except as expressly provided herein, no issuance by the Parent of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Parent.

     (g) Fractional Shares. No fractional shares shall be issued under this Plan and the optionee shall receive from the Parent cash in lieu of such fractional shares.

     (h) Adjustments. Upon the happening of any of the events described in subparagraphs (a), (b) or (c) above, the class and aggregate number of shares set forth in Section 4 hereof and the number of shares that are subject to Awards which shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee shall determine the specific adjustments to be made under this Section 12 and, subject to Section 5, its determination shall be conclusive.

     If any person or entity owning Restricted Stock obtained by an Award hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs (a), (b) or (c) above as a result of owning such Restricted Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the Restricted Stock with respect to which such shares, securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

Section 13.       Fair Market Value

     (a) If the Common Stock is then traded on any national securities exchange or automated quotation system which has sale price reporting, the Fair Market



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



Value of the Common Stock shall be the mean between the high and law sales prices per share, if any, on such exchange or system on the date as of which Fair Market Value is being determined or, if none, shall be determined by taking a weighted average of the mean between the highest and lowest sales prices on the nearest date before and the nearest date after than date in accordance with Treasury Regulations Section 25.2512- 2.

     (b) If the Common Stock is then traded on an exchange or system which does not have sale price reporting, the Fair Market Value of the Common Stock shall be the mean between the average of the "Bid" and the average of the "Ask" prices per share, if any, as reported for such the date as of which Fair Market Value is being determined, or, if none, shall be determined by taking a weighted average of the mean between the highest and lowest sales prices on the nearest date before the nearest date after such date in accordance with Treasury Regulations Section 25.2512-2.

     (c) With respect to other property or the Common Stock if it is not then publicly traded, the Fair Market Value of such property or per share of the Common Stock shall be determined by the Board under general principles of valuing other property or of stock of similar corporations whose shares are not publicly traded, which determination shall be conclusive and binding on all parties to the Plan.

Section 14.       Securities Matters

     (a) Unless otherwise provided for in an Agreement with the Participant, the Parent shall be under no obligation to effect the registration pursuant to the Securities Act of any Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Parent shall not be obligated to cause or be issued or delivered any certificates evidencing Common Stock pursuant to this Plan unless and until the Parent is advised by its counsel that the issuance and delivery of such Common Stock is in compliance with all applicable laws, regulations of all governmental authorities and the requirements of any securities exchange on which the Common Stock is traded. The Committee may require, as a condition on the issuance and delivery of shares of Common Stock pursuant to the terms hereof, that the recipient of such shares of Common Stock make such agreements and representations, and that the certificates representing such shares bear such legends, as the Committee, in its sole discretion, determine to be necessary or desirable.

     (b) The delivery of shares of Common Stock hereunder shall be effective only at such time as counsel to the Parent shall have determined that the delivery of such shares of Common Stock is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which the Common Stock is traded. The Committee, in its sole discretion, may delay the delivery of Common Stock hereunder to allow the delivery of such Common Stock to be made pursuant to registration or an exemption from registration or other method of compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to delay the effectiveness of a delivery. During the period of such delay in connection with the exercise of an Option, the participant may withdraw such exercise by serving written notice on the Parent and may obtain the refund of any amount paid in connection with such exercise.



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



15.      Miscellaneous

     (a) No Right to Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment. Except as expressly provided in the applicable Agreement or any other written agreement between the Company and Participant, the Company expressly reserves for itself and for its Affiliates the right at any time to dismiss a Participant free from any liability or claim under this Plan.

     (b) No Rights Other Than Those Expressly Created. No person eligible to receive Awards under this Plan shall have any claim or right to be granted an Award hereunder. Neither this Plan nor any action taken hereunder shall be construed as (i) giving any Award holder any right to continue to be affiliated with the Company or its Affiliates, (ii) giving any Award holder any equity or interest of any kind in any assets of the Parent or the Company, or (iii) creating a trust of any kind or a fiduciary relationship of any kind between the Parent and the Company and any such person. As to any claim for any unpaid amounts under this Plan, any person having a claim for payments shall be an unsecured creditor. No Award holder shall have any rights of a stockholder with respect to shares of Common Stock covered by an Award until such time as the Common Stock has been issued.

     (c) Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the State of New York.

     (d) Effective Date of Plan. The effective date of this Plan shall be the date of adoption by the Board. If this Plan is subject to the approval of the stockholders under paragraph (e) below, upon such approval it shall be effective as of the date of adoption by the Board. The Committee may grant Awards under the Plan prior to any such required stockholder approval, but such Awards shall become effective as of the date of grant upon such approval if Awards of that type require such approval.

     (e) Stockholder Approval. The adoption of this Plan, or any amendment hereto, shall be subject to approval by stockholders only to the extent required by (i) the Code, (ii) the rules of any stock exchange or over-the-counter stock market, or (iii) as otherwise required by law. Any such approval shall be obtained within the time required by such law or rule. Any stockholder approval of this Plan or any amendment requiring such approval shall mean the affirmative vote of at least a majority of the shares of capital stock present and entitled to vote at a duly held meeting of stockholders, unless a greater vote is required by state corporate law or the law or rule requiring stockholder approval, in which case such greater requirement shall apply. Stockholder approval may be obtained by written consent in lieu of a meeting to the extent permitted by applicable state law.

     (f) Amendment of Plan. The Board may at any time, and from time to time, amend, suspend or terminate this Plan in whole or in part; provided, however, that the Board may not modify the Plan in a manner requiring the approval of stockholders under paragraph (e) above unless such approval is obtained.

     (g) Term of Plan. This Plan shall terminate ten (10) years from the effective date, and no Award shall be granted under this Plan thereafter, but such termination shall not affect the validity of Awards granted prior to the date of termination.

     (h) Rights as a Stockholder. No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Option until the date of issuance of a certificate with respect to such shares of Common Stock.

     (i) Failure to Comply. In addition to any other remedies of the Parent and the Company, failure by a Participant (or Designated Beneficiary) to comply with any of the terms and conditions of this Plan or the applicable Agreement, unless such failure is remedied by such Participant (or Designated Beneficiary) within 30 days after notices of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Committee may determine in its discretion.

     (j) Severability. If any provision of this Plan is held to be invalid or unenforceable, the other provisions of this Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in this Plan.




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